UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                       SCHEDULE 14C INFORMATION
            Information Statement Pursuant to Section 14(c)
               of the Securities Exchange Act of 1934

                 Filed by the Registrant                    (X)
                 Filed by a Party other than the Registrant ( )

Check the appropriate box:
(X)  Preliminary Information Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
( )  Definitive Information Statement

                              CIMBIX CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

( ) Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                            CIMBIX CORPORATION
                         112, 5414 Cameron Street
                         Las Vegas, Nevada 89118

           NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

July 6, 2005

To the Stockholders of Cimbix Corporation:

The purpose of this Information Statement is to inform the holders of Cimbix Corporation (the "Company," "us," or "we") that our board of directors and the holders of approximately 75% of our voting stock have approved an amendment to our Articles of Incorporation to: a) change the Company's name from Cimbix Corporation to PetsMobility Inc.; b) to increase the authorized capital of the Company from 100,000,000 common shares to 200,000,000 common shares; c) to amend Article IX of the Articles of Incorporation to permit action taken by written consent of a majority of shareholders entitled to vote on the action; and d) to amend Section 2.14 of the Company's Bylaws to permit any action that may be or is required to be taken at a meeting of the shareholders to be taken without a meeting by written consent of a majority of shareholders entitled to vote with respect to the matter.

On July 6, 2005, the Company's board of directors approved a resolution authorizing certain amendments to our Articles of Incorporation and Bylaws. On July 6, 2005, the holders of approximately 75% majority of the outstanding shares of the Company's Common Stock entitled to vote thereon executed a written consent in accordance with the provisions set forth pursuant to Title 23B.07.020 of the Revised Code of Washington, Article VIII of the Articles of Incorporation, and Section 12 of the Bylaws of the Company to approve and adopt certain amendments to its Articles of Incorporation and Bylaws.

This letter and the accompanying Information Statement are being distributed to you, our shareholders, in accordance with the requirements of the Revised Code of Washington Title 23B.07.050 and Section 14(c) of the Securities Exchange Act of 1934, as amended. The Information Statement describes the change to the Company's Articles of Incorporation and Bylaws.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Thank you for your continued support of Cimbix Corporation.

By Order of the Board of Directors

/s/  Donald Walker
----------------------
Donald Walker
President and CEO

                            CIMBIX CORPORATION
                         112, 5414 Cameron Street
                         Las Vegas, Nevada 89118


                           INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is being mailed on or about July 6, 2005 to shareholders of record of Cimbix Corporation, a Washington corporation, who did not sign the majority written consent of shareholders. It is being furnished in connection with the adoption of certain amendments to the Company's Articles of Incorporation and Bylaws by written consent of the holders of approximately 75% of the outstanding shares of the Common Stock of the Company. We anticipate that the amendments will become effective on or after July 29, 2005. A copy of the amendments to our Articles of Incorporation is attached to this document as Exhibit A.

On July 6, 2005, the amendments were adopted by the written consent of holders of approximately 75% of the issued and outstanding shares of the Company's Common Stock entitled to vote thereon in accordance with the provisions set forth in the Revised Code of Washington 23B.10.020. and Section 2.14 of our Bylaws. Our board of directors decided to obtain the written consent of holders of approximately 75% of the outstanding Common Stock entitled to vote on the amendments in order to eliminate the cost and delay involved in holding a special meeting of the Company's shareholders and in order to amend our Articles of Incorporation and Bylaws in a timely manner.

The record date for purposes of determining the shareholders entitled to vote and to whom this Information Statement is to be sent is July 6, 2005. As of the record date, we had 14,104,843 shares of Common Stock issued and all shares of Common Stock outstanding and entitled to vote on the amendments, with each share of Common Stock entitled to one vote. The holders of 10,621,625 shares of the issued and outstanding Common Stock, representing approximately 75% of the votes entitled to be cast with regard to the amendments, approved the amendments by written consent.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendments may not be effected until at least 20 calendar days after this Information Statement is sent or given to the Company's shareholders. We anticipate that the amendments will become effective on or after July 29, 2005 upon filing with the Secretary of State of Washington.

There will not be a meeting of shareholders to approve these amendments and none is required under the Washington Corporate Statutes because these actions have been approved by written consent of the holders of approximately 75% of the outstanding shares of the Company's voting Common Stock. Under the Revised Code of Washington 23B.07.050 and Section 14(c) of the Securities Exchange Act of 1934, as amended, we are required to provide prompt notice of the taking of corporate action without a meeting to our shareholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

             AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

a) TO CHANGE THE COMPANY'S NAME FROM "CIMBIX CORPORATION" TO "PETSMOBILITY INC."

The Company's board of directors and the shareholders holding approximately 75% of the voting shares of its Common Stock have approved the change of the Company's name from Cimbix Corporation to PetsMobility Inc. The name change from Cimbix Corporation to PetsMobility Inc. will become effective upon the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Washington, which is expected to occur as soon as is reasonably practicable on or after the 20th day following the mailing of this Information Statement to our shareholders. The name change of the Company will have no effect upon the holders of Common Stock, except to better reflect the Company's current business.

REASON FOR THE NAME CHANGE

The Company's current business name is Cimbix Corporation. The Company recently entered into an exclusive worldwide license agreement with PetsMobility Network (Canada) Inc. ("PetsMobility") to market and distribute their wireless communication device and other technology products developed by PetsMobility under the PetsMobility brand for a term of 10 years with an option to renew for another 10 years. The board of directors and a majority of the shareholders believe that the name PetsMobility Inc. better reflect the Company's current business and the products that it will market.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the amendment to the Articles of Incorporation under the Washington Revised Statutes. The Company has obtained this approval through written consent of shareholders owning approximately 75% of the outstanding voting shares of its Common Stock. Therefore, an extraordinary meeting of the shareholders to approve the increase in authorized share capital and the amendment to the Articles of Incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Company's shareholders under the Revised Code of Washington, the Company's Articles of Incorporation or its Bylaws in connection with this amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

             AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

b) INCREASE IN SHARE CAPITAL TO 200,000,000 AUTHORIZED COMMON SHARES

The Company's board of directors and the shareholders holding approximately 75% of the voting shares of its Common Stock have approved an increase in the number of the Company's authorized Common Stock from 100,000,000 to 200,000,000 without any change in par value of $0.0001 by means of an amendment to the Company's Articles of Incorporation. The increase in share capital to 200,000,000 authorized common shares will become effective upon filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Washington, which is expected to occur as soon as is reasonably practicable on or after the 20th day following the mailing of this Information Statement to our shareholders. The increase in the number of authorized Common Stock will have no effect upon the holders of Common Stock, except to provide the Company with increased flexibility in its ability to issue shares, raise capital or acquire new businesses or properties.

REASONS FOR THE INCREASE IN AUTHORIZED COMMON STOCK

The Company's Articles of Incorporation presently authorizes the issuance by the Company of up to 100,000,000 shares of Common Stock, par value $0.0001 per share. As of the record date, there were 14,104,843 shares of Common Stock issued and outstanding.

Due to the Company's new business initiatives, the holders of approximately 75% majority of the Company's Common Stock have approved an amendment to the Company's Articles of Incorporation pursuant to which the number of shares of common stock which the Company will be authorized to issue will be increased from 100,000,000 to 200,000,000 shares. The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing shareholders) the percentage ownership of existing shareholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control of the Company by making it more difficult or costly. We are not aware of anyone seeking to accumulate Common Stock or to obtain control of the Company, and have no present intention to use the additional authorized shares to deter a change in control.

Although the Company does not presently have any plans, intentions, agreements, understandings or arrangements regarding the issuance of additional shares of Common Stock other than what has been disclosed, the board of directors believes that it is in our best interests to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a Special Meeting of shareholders.

The board of directors believes that the availability of such shares will provide us with the flexibility to issue Common Stock for proper corporate purposes, which may be identified by the Board of Directors in the future. For example, such shares may be issued in the event the board of directors determines that it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital, to acquire another corporation or its business or assets, to establish a strategic relationship with a corporate partner or to issue shares under management incentive or employee and consultant benefit plans. The board of directors does not intend to authorize the issuance of any such shares, except upon terms the board of directors deems to be in the Company's best interests. Except as otherwise required by applicable law and regulations, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the board of directors may determine to be appropriate, without further authorization by shareholders.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Articles of Incorporation under the Washington Revised Statutes. The Company has obtained this approval through written consent of shareholders owning approximately 75% of the outstanding voting shares of its Common Stock. Therefore, an extraordinary meeting of the shareholders to approve the increase in authorized share capital and the amendment to the Articles of Incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Company's shareholders under the Revised Code of Washington, the Company's Articles of Incorporation or its Bylaws in connection with this amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

          AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

c) TO PERMIT ACTION TAKEN WITHOUT A SHAREHOLDER'S MEETING IF THE ACTION IS TAKEN BY WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS

The Company's board of directors and the shareholders holding approximately 75% of the voting shares of its Common Stock have approved that any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting or a vote if the action is taken by written consent of a majority of shareholders entitled to vote on the action. The change in Article IX of the Articles of Incorporation will become effective upon filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Washington, which is expected to occur as soon as is reasonably practicable on or after the 20th day following the mailing of this Information Statement to our shareholders. The change in Article IX will provide the holders of Common Stock with increased flexibility to affect business actions without the unanimous consent of all shareholders.

REASONS FOR THE CHANGE IN ARTICLE IX

The Company's Articles of Incorporation presently authorizes any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting or a vote if either a) the action is taken by written consent of all shareholders entitled to vote on the action; or b) so long as this corporation is not a public company, the action is taken by written consent of shareholders holding of record, or otherwise entitled to vote, in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted.

The board of directors and holders of approximately 75% majority of the Company's common stock have approved an amendment to the Company's
Articles of Incorporation to permit action taken by written consent of a majority of shareholders entitled to vote on the action to meet business needs as they arise without the associated expense and delay of conducting Special Meetings of shareholders.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the amendment to the Articles of Incorporation under the Washington Revised Statutes. The Company has obtained this approval through written consent of shareholders owning approximately 75% of the outstanding voting shares of its Common Stock. Therefore, an extraordinary meeting of the stockholders to approve the change in Article IX to the Articles of Incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Company's shareholders under the Revised Code of Washington, the Company?s Articles of Incorporation or its Bylaws in connection with this amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

       AMENDMENT AND RESTATEMENT OF BYLAWS

d) TO PERMIT ACTION TAKEN WITHOUT A SHAREHOLDER'S MEETING IF THE ACTION IS TAKEN BY WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS

The Company's board of directors and the shareholders holding approximately 75% of the voting shares of its Common Stock have approved to amend Section 2.14 of the Company's Bylaws to permit any action that may be or is required to be taken at a meeting of the shareholders may be taken without a meeting by written consent of a majority of shareholders entitled to vote with respect to the matter. The change in Section 2.14 of the Company's Bylaws will become effective upon an amendment to the Company's Bylaws which is expected to occur as soon as is reasonably practicable on or after the 20th day following the mailing of this Information Statement to our shareholders. The change in
Section 2.14 of the Company's Bylaws will provide the holders of Common Stock with increased flexibility to affect business actions without the unanimous consent of all shareholders.

REASONS FOR THE CHANGE IN SECTION 2.14 OF THE COMPANY'S BYLAWS

The Company's Bylaws presently authorizes any action that may be or is required to be taken at a meeting of the shareholders may be taken without a meeting by unanimous consent if one or more written consents setting forth the action so taken shall be signed by all the shareholders entitled to vote with respect to the matter. Action may also be taken by less than unanimous consent. Action by less than unanimous consent may be taken if one or more written consents describing the action taken shall be signed by shareholders holding the record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted.

The board of directors and holders of approximately 75% majority of the Company's Common Stock have approved an amendment to the Company's Bylaws to permit action taken by written consent of a majority of shareholders entitled to vote on the action to meet business needs as they arise without the associated expense and delay of conducting Special Meetings of shareholders.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Articles of Incorporation under the Washington Revised Statutes. The Company has obtained this approval through written consent of shareholders owning approximately 75% majority of the outstanding voting shares of its Common Stock. Therefore, an extraordinary meeting of the shareholders to approve the change in Section
2.14 of the Company's Bylaws is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit B.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Company's shareholders under the Revised Code of Washington, the Company's Articles of Incorporation or its Bylaws in connection with this amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Company's Common Stock as of July 6, 2005 with respect to (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of July 6, 2005, there were 14,104,843 shares of Common Stock issued.

CURRENT DIRECTORS AND OFFICERS:
Title of Class    Name and address of beneficial owner   Amount and Nature
--------------    ------------------------------------   ------------------
Common Stock      Donald Walker                             775,375 shares
                  President, Chief Executive Officer,
                  Director
                  99 Elm Street
                  Larkspur, California  94939

Common Stock      Robert Rosner                             776,250 shares
                  Secretary, Director
                  #134, 9663 Santa Monica Blvd
                  Beverly Hills, California   90210

--------------    ------------------------------------   ------------------
Common Stock      Directors and Officers as a group       1,551,625 shares

5% STOCKHOLDERS:

	None


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendments to be made to the Company's Articles of Incorporation or in any action covered by the related resolution adopted by the board of directors, which is not shared by all other shareholders.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports on forms 10-KSB and 10-QSB, which has been filed with the Securities and Exchange Commission, may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

CIMBIX CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS


/S/ DONALD WALKER
--------------------
DONALD WALKER
President, Chief Executive Officer


Dated July 6, 2005

                              EXHIBIT A
                                            -------------------------
[ The Seal ]                                  ARTICLES OF AMENDMENT
[ of the   ]SECRETARY OF WASHINGTON                 WASHINGTON
[ State of ]SECRETARY OF STATE                  PROFIT CORPORATION
[Washington]

Corporations Division                        (Per Chapter 23B.10 RCW)
801 Capital Way South, PO Box 40234                    Page 1
Olympia, WA 98504-0234                       -------------------------

----------------------------------------------------------------------
Person to contact about this filing:          Daytime Phone Number:
  ROBERT ROSNER                                   (310) 435 ? 0435
----------------------------------------------------------------------

                 AMENDMENT TO ARTICLES OF INCORPORATION

----------------------------------------------------------------------
Name of Corporation:      CIMBIX CORPORATION

UBI Number: 602 059 547                   Corporation Number: 29322070

Amendments to Articles of Incorporation were adopted on : ____________

Effective Date of Articles of Amendment:

[  ] Specific Date: ________  [X] Upon filing by the Secretary of State

Articles of Amendment were adopted by:

[  ] Incorporators. Shareholders action was not required
[  ] Board of Directors. Shareholders action was not required
[X ] Duly approved shareholder action in accordance with Chapter 23B.10 RCW
---------------------------------------------------------------------------

      AMENDMENTS TO THE ARTICLES OF INCORPORATION ARE AS FOLLOWS:

ARTICLE I

The name of the corporation is ?PetsMobility Inc.?

ARTICLE II

2.1 Authorized Capital

The total number of shares that this corporation is authorized to issue is 220,000,000, consisting of 200,000,000 shares of Common Stock having a par value of $0.0001 per share and 20,000,000 shares of Preferred Stock having a par value of $0.0001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

ARTICLE IX

9.1 Shareholder Actions

Any action required or permitted to be taken at a shareholders meetings may be taken without a meeting or a vote if the action is taken by the written consent of a majority of shareholders entitled to vote on the action.

To the extent that the Washington Business Corporation Act requires prior notice of any such action to be given to non-consenting or non-voting shareholders, such notice shall be made prior to the date on which the action becomes effective, as required by the Washington Business Corporation Act. The form of the notice shall be sufficient to apprise the non-consenting or nonvoting shareholder of the nature of the action to be effected, in a manner approved by the Directors of the corporation or by the committee or officers to whom the Board of Directors has delegated that responsibility.

----------------------------------------------------------------------------

Signature of Officer:
This document is hereby executed under penalties of perjury, and is, to the best of my knowledge, true and correct.


/s/ ___________________________    ________________________  Date: _________
    Signature of Officer           Name of Officer
----------------------------------------------------------------------------
              INFORMATION AND ASSISTANCE : (360) 753 - 7115

                               EXHIBIT  B

                               BYLAWS OF

                            PETSMOBILITY INC.


SECTION 1. OFFICES

	The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

SECTION 2. SHAREHOLDERS

2.1	Annual Meeting

	The annual meeting of the shareholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board.

2.2	Special Meetings

(a)	Subject to paragraph 2.2(b), the Chairman of the Board, the President or the Board may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than 25% of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.

(b)	So long as the Corporation is a public company, special meetings of the shareholders of the Corporation for any purpose may be called at any time by the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

2.3	Meetings by Communications Equipment

	Shareholders may participate in any meeting of the shareholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4	Date, Time and Place of Meeting

	Except as otherwise provide in these Bylaws, all meetings of shareholders, including those held pursuant to demand by shareholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5	Notice of Meeting

	Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each shareholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on an amendment to the Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation?s assets other than in the regular course of business or the dissolution of the corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special shareholders? meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to shareholders entitled to notice of or to vote as of the new record date.

	Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation?s principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the shareholder at such shareholder's address as it appears in the corporation's current record of shareholders. Notice given in any other manner shall be deemed effective when dispatched to the shareholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6	Waiver of Notice

	Whenever any notice is required to be given by an shareholder under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any shareholder by attendance in person or by proxy, unless such shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7	Fixing of Record Date for Determining Shareholders

	For the purpose of determining shareholders entitled (a) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (b) to demand a special meeting, or (c) to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 70 days, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote a meeting, the record date shall be the day immediately proceeding the date on which notice of the meeting is first given to shareholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of shareholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation?s shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8	Voting Record

	At least 10 days before each meeting of shareholders, an alphabetical list of the shareholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each shareholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any shareholder or any shareholder's agent or attorney.

2.9	Quorum

	Except with respect to any greater requirement contained in the Articles of Incorporation or the Washington Business Corporation Act, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Washington Business Corporation Act, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders. If less than the required number of such votes is represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.10	Manner of Acting

	If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Washington Business Corporation Act requires a greater number of affirmative votes. Whenever the Washington Business Corporation Act permits a corporation's bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

2.11	Proxies

	As shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact or agent, such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 11 months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

2.12	Voting Shares

	Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of shareholders shall be entitled to one vote upon such matter.

2.13	Voting for Directors

	Each shareholder entitled to vote to an election of Directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote. Shareholders shall not have the right to cumulate their votes. Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.

2.14	Action by Shareholders Without a Meeting

	Any action that may be or is required to be taken at a meeting of the shareholders may be taken without a meeting by written consent of a majority of shareholders entitled to vote with respect to the matter.

SECTION 3. BOARD OF DIRECTORS

3.1	General Powers

	All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.

3.2	Number, Classification and Tenure

	The Board shall be composed of not less than one nor more than six Directors, the specific number to be set by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The number of Directors may be changed from time to time as provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director?s term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors. Directors need not be shareholders of the corporation or residents of the state of Washington, and need not meet any other qualifications.

3.3	Annual and Regular Meetings

	An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.4	Special Meetings

	Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.5	Meetings by Communications Equipment

	Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

3.6	Notice of Special Meetings

	Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

3.6.1	Personal Delivery

	If notice is given by personal delivery, the notice shall be delivered to a Director at least two days before the meeting.

3.6.2 Delivery by Mail

	If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

3.6.3	Delivery by Private Carrier

	If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

3.6.4	Facsimile Notice

	If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

3.6.5	Delivery by Telegraph

	If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

3.6.6	Oral Notice

	If notice is delivered by orally, by telephone or in person, the notice shall be personally given to the Director at least two days before the meeting.

3.7	Waiver of Notice

3.7.1	In Writing

	Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

3.7.2	By Attendance

	A Director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8	Quorum

	A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

3.9	Manner of Acting

	If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.

3.10	Presumption of Assent

	A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.11	Action by Board or Committees Without a Meeting

	Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed and approved by all of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12	Resignation

	Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13	Removal

	At a meeting of shareholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permit removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

3.14	Vacancies

	If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the shareholders.

3.15	Executive and Other Committees

3.15.1	Creation of Committees

	The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Articles of Incorporation, these Bylaws and applicable law. Each committee must have two or more members, who shall serve at the pleasure of the Board.

3.15.2	Authority of Committees

	Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (1) authorize or approve a distribution except according to a general formula or method prescribed by the Board, (2) approve or propose to shareholders actions or proposals required by the Washington Business Corporation Act to be approved by shareholders, (3) fill vacancies on the Board or any committee thereof, (4) amend the Articles of Incorporation pursuant to RCW 23B.lO.020, (5) adopt, amend or repeal Bylaws,
(6) approve a plan of merger not requiring shareholder approval, or (7) authorize or approve the issuance or sale of contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares except that the Board may authorize a committee or a senior executive officer of the corporation to do so within limits specifically prescribed by the Board.

3.15.3	Minutes of Meetings

	All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

3.15.4	Removal

	The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

3.16 Compensation

	By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefore.

SECTION 4. OFFICERS

4.1	Appointment and Term

	The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term ?executive officer? shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2	Resignation

	Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

4.3	Removal

	Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4	Contract Rights of Officers

	The appointment of an officer does not itself create contract rights.

4.5	Chairman of the Board

	If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and shareholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

4.6	President

	If appointed, the President shall be the chief executive officer of the corporation unless some other offices is to designated by the Board, shall preside over meetings of the Board and shareholders in the absence of a Chairman of the Board, and, subject to the Board?s control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and shareholders and for authentication of the records of the corporation.

4.7	Vice President

	In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8	Secretary

	If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and shareholders, maintenance of the corporation records and stock registers, and authentication of the corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9	Treasurer

	If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10	Salaries

	The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1	Contracts

	The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2	Loans to the Corporation

	No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3	Checks, Drafts, Etc.

	All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4	Deposits

	All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1	Issuance of Shares

	No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2	Certificates for Shares

	Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

6.3	Stock Records

	The stock transfer books shall be kept at the principal office at the corporation or at the office of the corporation?s transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4	Restriction on Transfer

	Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

	THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT
	BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ?ACT?), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
	(A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY
	SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR
	THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT
	FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

6.5	Transfer of Shares

	The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

6.6	Lost or Destroyed Certificates

	In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.

SECTION 7. BOOKS AND RECORDS

	The corporation shall:

	(a) Keep as permanent records minutes of all meetings of its shareholders and the Board, a record of all actions taken by the shareholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.

	(b) Maintain appropriate accounting records.

(c) Maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

(d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

(e) Keep a copy of the following records at its principal office:


1. the Articles of Incorporation and all amendments thereto as currently in effect;
2. these Bylaws and all amendments thereto as currently in effect;
3. the minutes of all meetings of shareholders and records of all action taken by shareholders without a meeting, for the past three years;
4. the financial statements described in Section 23B.16.200(1) of the Washington Business Corporation Act, for the past three years;
5. all written communications to shareholders generally within the past three years;
6. a list of the names and business addresses of the current Directors and officers; and
7. the most recent annual report delivered to the Washington Secretary of State.

SECTION 8. ACCOUNTING YEAR

	The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

SECTION 9. SEAL

	The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

SECTION 10. INDEMNIFICATION

10.1	Right to Indemnification

	Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter a "proceedings"), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an ?indemnitee?), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director or officer of the Corporation or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall insure to the benefit of the indemnitee?s heirs, executors and administrators. Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.

10.2	Restrictions on Indemnification

	No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee finally adjudged to be intentional misconduct or a knowing violation of law, for conduct of the indemnitee finally adjudged to be in violation of Section 23B.08.310 of the Washington Business Corporation Act, for any transaction with respect to which it was finally adjudged that such indemnitee personally received a benefit in money, property or services to which the indemnitee was not legally entitled or if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section 23B.08.560 or any successor provision of the Washington Business Corporation Act is hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provision.

10.3	Advancement of Expenses

	The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). As advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

10.4	Right of Indemnitee to Bring Suit

	If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

10.5	Procedures Exclusive

	Pursuant to Section 23B.08.560 (2) or any successor provision of the Washington Business Corporation Act, the procedures for indemnification and the advancement of expenses set forth in this Section are in lieu of the procedures required by Section 23B.08.550 or any successor provision of the Washington Business Corporation Act.

10.6 Non-exclusivity of Rights

	Except as set forth in subsection 10.5, the right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or shareholders, contract or otherwise.

10.7	Insurance, Contracts and Funding

	The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act or other law. The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.8	Identification of Employees and Agents of the Corporation

	In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of Directors and officers of the corporation; (b) pursuant to rights granted or provided by the Washington Business Corporation Act; or (c) as are otherwise consistent with law.

10.9	Persons Serving Other Entities

	Any person who, while a Director or officer of the corporation, is or was serving (a) as a Director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

SECTION 11. LIMITATION OF LIABILITY

	To the full extent that the Washington Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection 10.1 of Section 10, an indemnitee of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this Section 11 shall not adversely affect any right or protection of any indemnitee of the Corporation for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

SECTION 12. AMENDMENTS

	These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the shareholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the shareholders.

	The foregoing Bylaws were adopted by the Board on July ______, 2005.



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Secretary